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                            ADMINISTRATION AGREEMENT
                                      among

                        CIT EQUIPMENT COLLATERAL 2005-EF1
                                   as Issuer,

                    THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                as Administrator

                            CIT FUNDING COMPANY, LLC,
                                  as Depositor,

                                       and

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                              as Indenture Trustee

                            Dated as of July 1, 2005


================================================================================

                                TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----

SECTION 1.     DUTIES OF THE ADMINISTRATOR............................................  1
SECTION 2.     RECORDS................................................................  7
SECTION 3.     COMPENSATION...........................................................  7
SECTION 4.     ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER...................  7
SECTION 5.     INDEPENDENCE OF THE ADMINISTRATOR......................................  7
SECTION 6.     NO JOINT VENTURE.......................................................  7
SECTION 7.     OTHER ACTIVITIES OF ADMINISTRATOR......................................  7
SECTION 8.     TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR............  7
SECTION 9.     ACTION UPON TERMINATION, RESIGNATION OR REMOVAL........................  8
SECTION 10.    NOTICES................................................................  9
SECTION 11.    AMENDMENTS............................................................. 10
SECTION 12.    SUCCESSORS AND ASSIGNS................................................. 10
SECTION 13.    GOVERNING LAW.......................................................... 10
SECTION 14.    HEADINGS............................................................... 10
SECTION 15.    COUNTERPARTS........................................................... 10
SECTION 16.    SEVERABILITY........................................................... 10
SECTION 17.    NOT APPLICABLE TO CITEF IN OTHER CAPACITIES............................ 11
SECTION 18.    LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE......... 11
SECTION 19.    THIRD-PARTY BENEFICIARY................................................ 11
SECTION 20.    SURVIVABILITY.......................................................... 11
EXHIBIT A  LIMITED POWER OF ATTORNEY


         This Administration Agreement, dated as of July 1, 2005 (this "Agreement"), is among CIT Equipment Collateral 2005-EF1 (the "Issuer"), The CIT Group/Equipment Financing, Inc. (together with its successors and assigns, "CITEF" and in its capacity as administrator, the "Administrator"), CIT Funding Company, LLC (together with its successors and assigns, the "Depositor"), and JPMorgan Chase Bank, National Association, not in its individual capacity but solely as Indenture Trustee (together with its successors and assigns, the "Indenture Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Issuer is issuing 3.852% Class A-1 Receivable-Backed Notes, 4.30% Class A-2 Receivable-Backed Notes, 4.42% Class A-3 Receivable-Backed Notes, Floating Rate Class A-4 Receivable-Backed Notes, 4.71% Class B Receivable-Backed Notes, 4.78% Class C Receivable-Backed Notes, and 5.10% Class D Receivable-Backed Notes, (collectively, the "Notes") pursuant to the Indenture, dated as of the date hereof (the "Indenture"), between the Issuer and the Indenture Trustee (capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or in the Pooling and Servicing Agreement, as defined in the Indenture);

         WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and of certain beneficial ownership interests of the Issuer, including (i) the Pooling and Servicing Agreement, (ii) the Indenture and (iii) the other Transaction Documents to which the Issuer is a party;

         WHEREAS, pursuant to the Transaction Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the Collateral therefor pledged pursuant to the Indenture and (ii) the beneficial ownership interest in the Issuer evidenced by the Equity Certificate (the registered holder of such interest being referred to herein as the "Owner");

         WHEREAS, the Issuer desires to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Transaction Documents as the Issuer and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1.   Duties of the Administrator.

                (a)   Duties with respect to the Transaction Documents.

                      (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Transaction Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Transaction Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Transaction Documents. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Transaction Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (all section references in this Section 1(a)(i) are to sections of the Indenture):

                            (A)  the preparation of Issuer Orders directing the
authentication of Notes (Section 2.02) and the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                            (B)  the notification of Noteholders of the final
principal payment on their Notes (Section 2.07(b)) or indication on the Monthly Servicer's Report that the Principal Amount is 0;

                            (C)  the preparation of or obtaining of the
documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                            (D)  the preparation, obtaining or filing of the
instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.12);

                            (E)  the maintenance of an office in New York, New
York, or the appointment of the Indenture Trustee as its agent therefor, for registration of transfer or exchange of Notes (Section 3.02);

                            (F)  the duty to cause newly appointed Paying
Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                            (G)  the direction to the Indenture Trustee to
deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                            (H)  the obtaining and preservation of the Issuer's
qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Collateral (Section 3.04);

                            (I)  the preparation of all supplements and
amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral, other than as prepared by the Servicer (Section 3.05);

                            (J)  the delivery of certain statements as to
compliance with the Indenture (Sections 3.08(a)(F) and 3.08(b)(F));

                            (K)  the identification to the Indenture Trustee in
an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.06(b));

                            (L)  the notification of the Indenture Trustee and
each Rating Agency of a Servicer Default under the Pooling and Servicing Agreement (Section 3.12);

                            (M)  the preparation and obtaining of documents and
instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.09(b));

                            (N)  the monitoring of the Issuer's obligations as
to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                            (O)  the compliance with any written directive of
the Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                            (P)  the preparation and delivery of notice to
Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

                            (Q)  the preparation of any written instruments
required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

                            (R)  the furnishing of the Indenture Trustee with
the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                            (S)  the filing of reports required by the
Commission or under the TIA (Section 7.03);

                            (T)  the opening of one or more accounts in the
Indenture Trustee's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

                            (U)  the preparation of an Issuer Request and
Officer's Certificate, if necessary, for the release of the Collateral (Section 8.04);

                            (V)  the preparation of Issuer Orders and the
obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                            (W)  the execution and delivery of new Notes
conforming to any supplemental indenture (Section 9.06);

                            (X)  the duty to notify Noteholders of redemption of
the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                            (Y)  the preparation and delivery of all Officer's
Certificates and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                            (Z)  the notification of the Rating Agencies, of any
merger or consolidation involving the Issuer, the Servicer, the Owner Trustee or the Indenture Trustee and upon the failure of the Issuer, the Owner Trustee or the Indenture Trustee to provide notification;

                            (AA) the preparation and delivery to Noteholders and
the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

                            (BB) the recording of the Indenture, if applicable
(Section 11.14).

                      (ii)  The Administrator agrees to:

                            (A)  except as otherwise expressly provided in the
Indenture or the Pooling and Servicing Agreement, pay the Indenture Trustee's fees and reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Transaction Documents (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith, or willful misconduct;

                            (B)  indemnify the Owner Trustee (including in its
individual capacity) and its officers, directors, employees or agents for, and hold them harmless against, any loss, liability or expense incurred without negligence, bad faith, or willful misconduct on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement and this Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement (the indemnities provided by this section shall include, without limitation, an indemnity as described above with respect to the Depositor's obligations in favor of the Owner Trustee under Section 8.02 of the Trust Agreement to the extent any such obligations to the Owner Trustee remain unpaid).

                (b)   Additional Duties.

                      (i) In addition to the duties set forth in Section 1(a)(i), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Transaction Documents and Sections 5.01, 6.01 and 6.02 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Transaction Documents. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to
Section 5 hereof, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Administrator.

                      (ii) Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to the Owner as contemplated in Section 5.02 of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                      (iii) Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for performance of its duties and the duties of the Trust set forth in Section
5.05 of the Trust Agreement with respect to, among other things, accounting and reports to the Equity Certificateholder; provided, however, that the Owner Trustee shall retain responsibility for the distribution of information forms in its possession as requested by the Owner or the Administrator and which are necessary to enable the Trust to prepare its federal and state income tax returns.

                      (iv) The Administrator shall satisfy its obligations with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust, a firm of independent public accountants (the "Accountants") acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder.

                      (v) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee or the Delaware Trustee, as applicable, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

                      (vi) The Administrator shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction:
(A) would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Transaction Documents, (B) to the actual knowledge of a Responsible Officer of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal or state income tax purposes or (C) would be contrary to the purpose of the Trust.

                      (vii) Upon acceptance of appointment by a successor Owner Trustee or a successor Delaware Trustee, as applicable, pursuant to the Trust Agreement, the Administrator shall mail notice thereof to the Equity Certificateholder, the Indenture Trustee, the Noteholders and each Rating Agency.

                      (viii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                (c) Non-Ministerial Matters.

                      (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                             (A) the amendment of or any supplement to the
Indenture;

                             (B) the initiation of any claim or lawsuit by the
Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

                             (C) the amendment, change or modification of any
other Transaction Documents;

                             (D) the appointment of successor Note Registrars,
successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or a successor Servicer, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                             (E) the removal of the Indenture Trustee.

                      (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders under the Transaction Documents, (B) sell the Collateral pursuant to Section 5.04(d) of the Indenture, (C) take any other action that the Issuer directs the Administrator not to take on its behalf or
(D) take any other action which may be construed as having the effect of varying the terms of the investment of the Noteholders or the Equity Certificateholder.

         Section 2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Owner Trustee at any reasonable time during normal business hours.

         Section 3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a monthly fee which shall be solely an obligation of the Servicer as contemplated in Section
5.19 of the Pooling and Servicing Agreement and which shall be in an amount as shall be agreeable to the Depositor and the Administrator.

         Section 4. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

         Section 5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         Section 6.   No Joint Venture. Nothing contained in this Agreement
(i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other business or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         Section 8. Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the termination of the Trust Agreement, upon which event this Agreement shall automatically terminate.


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


                (a) Subject to Section 8(d) and Section 8(e) hereof, the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days' prior written notice.

                (b) Subject to Section 8(d) and Section 8(e) hereof, the Issuer may remove the Administrator with or without cause by providing the Administrator with at least sixty (60) days' prior written notice.

                (c) Subject to Section 8(d) and Section 8(e) hereof, at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                      (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

                      (ii) an Insolvency Event shall occur with respect to the Administrator.

         The Administrator agrees that if any of the events specified in clause
(ii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the occurrence of such event.

                (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

                (e) The appointment of any successor Administrator shall be effective only after the satisfaction of the Rating Agency Condition with respect to the proposed appointment.

                (f) Subject to Section 8(d) and 8(e) hereof, the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Pooling and Servicing Agreement, the Administrator shall immediately resign.

         Section 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c) hereof respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8 hereof deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(a), (b) or (c) hereof, respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

         Section 10. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier (specifying one (1) Business Day's delivery), or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                      (i)    If to the Administrator:

                             The CIT Group/Equipment Financing, Inc.
                             1 CIT Drive
                             Livingston, New Jersey 07039
                             Attn: Treasury - Securitization

                             Fax No.: (973) 535-5900
                             Tel. No.: (973) 740-5453

                      (ii)   If to the Depositor:

                             CIT Funding Company, LLC
                             1 CIT Drive
                             Livingston, New Jersey 07039
                             Attention: Treasury - Securitization

                             Fax No.: (973) 535-5900
                             Tel. No.: (973) 740-5453

                      (iii)  If to the Indenture Trustee:

                             JPMorgan Chase Bank, National Association
                             4 New York Plaza, 6th Floor
                             New York, New York 10004
                             Attn: Worldwide Securities Services - Global Debt CIT Equipment Collateral 2005-EF1

                             Fax No.: (212) 623-5932
                             Telephone No.: (212) 623-5900

                      (iv)   If to the Issuer or the Owner Trustee:

                             The Bank of New York
                             101 Barclay Street
                             New York, New York  10286
                             Attn: CIT Equipment Collateral 2005-EF1



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


                             Fax No.: (212) 815-2493
                             Telephone No.: (212) 495-1784


Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         Section 11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Noteholders and the Equity Certificateholder; provided that such amendment will not materially and adversely affect the interest of any Noteholder or the Equity Certificateholder. Promptly after the execution of any amendment to this Agreement, the Administrator shall furnish written notification of the substance of such amendment, together with a copy thereof, to each Rating Agency.

         Section 12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Indenture Trustee and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of all or substantially all assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 14. Headings. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         Section 15. Counterparts. This Agreement may be executed in several counterparts including by telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original and all of which shall constitute but one and the same agreement.

         Section 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or


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


unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 17. Not Applicable to CITEF in Other Capacities. Nothing in this Agreement shall affect any obligation CITEF may have in any other capacity.

         Section 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

                (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by The Bank of New York, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall The Bank of New York in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement which apply to or extend to the benefit of the Owner Trustee.

                (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by JPMorgan Chase Bank, National Association not in its individual capacity but solely as Indenture Trustee and in no event shall JPMorgan Chase Bank, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Indenture Trustee hereunder, JPMorgan Chase Bank, National Association shall be subject to, and entitled to the benefits of, any terms and provisions of the Indenture which apply to or extend to the benefit of the Indenture Trustee.

         Section 19. Third-party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

         Section 20. Survivability. The obligations of the Administrator described in Section 1(a)(ii)(B) hereof shall survive termination of this Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    CIT EQUIPMENT COLLATERAL 2005-EF1

                                    By:  THE BANK OF NEW YORK, not in its
                                         individual capacity but solely as Owner
                                         Trustee


                                    By:  ---------------------------------------
                                         Name:
                                         Title:


                                    CIT FUNDING COMPANY, LLC, as Depositor


                                    By:  ---------------------------------------
                                         Name:
                                         Title:


                                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee


                                    By:  ---------------------------------------
                                         Name:
                                         Title:


                                    THE CIT GROUP/EQUIPMENT FINANCING,
                                    INC., as Administrator


                                    By:  ---------------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT A
                            LIMITED POWER OF ATTORNEY

State of                   )
                           ) ss.:
County of                  )

         KNOW ALL PERSONS BY THESE PRESENTS, that The Bank of New York, not in its individual capacity but solely as owner trustee (the "Owner Trustee") of CIT Equipment Collateral 2005-EF1, a Delaware statutory trust (the "Trust"), by and through its duly elected and authorized officer named below, on behalf of itself and on behalf of the Trust as Issuer under the Administration Agreement, dated as of July 1, 2005 (the "Administration Agreement"), among the Trust, CIT Funding Company, LLC, JPMorgan Chase Bank, as Indenture Trustee, and The CIT Group/Equipment Financing, Inc., as Administrator, does hereby nominate, constitute and appoint The CIT Group/Equipment Financing, Inc., a Delaware corporation, each of its officers from time to time and each of its employees authorized by it from time to time to act hereunder, jointly and each of them severally, together or acting alone, its true and lawful attorney-in-fact, for the Owner Trustee and the Issuer in their name, place and stead, in the sole discretion of such attorney-in-fact, to perform such calculations and prepare or cause the preparation by other appropriate persons of, and to execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee is required to prepare, file or deliver pursuant to the Administration Agreement, and to take any and all other action, as such attorney-in-fact may deem necessary or desirable in accordance with the directions of the Owner Trustee or the Issuer and in connection with its duties as Administrator or successor Administrator under the Administration Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Administration Agreement.

         The Issuer and the Owner Trustee hereby ratify and confirm the execution, delivery and performance (whether before or after the date hereof) of the above-mentioned documents, reports, filings, instruments, certificates and opinions, by the attorney-in-fact and all that the attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         The Issuer and the Owner Trustee hereby agree that no person or other entity dealing with the attorney-in-fact shall be bound to inquire into such attorney-in-fact's power and authority hereunder and any such person or entity shall be fully protected in relying on such power and authority.

         This Limited Power of Attorney may not be assigned without the prior written consent of the Issuer and the Owner Trustee. It is effective immediately and will continue until it is revoked.

         This Limited Power of Attorney shall be governed and construed in accordance with the laws of the State of New York without reference to principles of conflicts of law.

                Executed as of this ____ day of July, 2005.

                                    THE BANK OF NEW YORK, not in its individual capacity but solely as Owner Trustee


                                    By:  ---------------------------------------
                                         Name:
                                         Title:


                                    CIT EQUIPMENT COLLATERAL 2005-EF1

                                         By:  THE BANK OF NEW YORK, not in
                                              its individual capacity but solely
                                              as Owner Trustee


                                    By:  ---------------------------------------
                                         Name:
                                         Title:

                        CERTIFICATE OF ACKNOWLEDGMENT OF
                                  NOTARY PUBLIC

State of                   )
                           ) ss.:
County of                  )

                  On [     ], 2005 before me,


------------------------------------------------

                  [insert date]           [Here insert name and title of notary]

                  personally appeared

--------------------------------------------------------------------------------

                  personally known to me, or

                  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.

                  Signature                                               [SEAL]
                             ---------------------------------------------------